SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

KEYNOTE SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

KEYNOTE®
The Internet Performance Authority

Corporate Update

March 2003

Umang Gupta
Chairman and CEO

John Flavio
Chief Financial Officer

Forward-Looking Statements

Statements in Keynote's presentation that are not historical facts, including those that refer to Keynote's plans, expectations, beliefs, and intentions, are forward-looking statements that are subject to risks and uncertainties, and actual results could differ materially from Keynote's current expectations. These forward-looking statements, including those regarding anticipated revenue, expenses and cash flows, Keynote's ability to achieve profitability and the expecting timing of the achievement of this profitability, acquisition opportunities, Keynote's growth opportunities and the potential size of Keynote's market, are based on information available to Keynote today, and Keynote assumes no obligation to update these statements as circumstances change.

The risks and uncertainties that could cause Keynote's actual results to differ materially from the forward-looking statements include Keynote's ability to develop and introduce new services in a timely manner, and customer acceptance of new services, the extent to which demand for Keynote's benchmarking services fluctuates and the extent to which other service lines can continue to increase as a percentage of total revenue, the extent to which existing customers continue to renew their subscriptions and purchasing additional services, pricing pressure, competition, integration of acquired companies and Keynote's ability to keep pace with changes in the Internet infrastructure as well as other technological changes. You should also refer to the risk factors that are described in the documents that Keynote files with the Securities and Exchange Commission, including its Form 10-K for the year ended September 30, 2002, and its Forms 10-Q and Forms 8-K filed during the fiscal year.

Keynote Today

- Public company located in San Mateo, California (NASDAQ symbol: KEYN)
- Mission to improve the quality of e-business worldwide
- Approximately 2,300 corporate IT departments and 17,000 individual subscribers rely on Keynote services
- 1,500 testing and measurement computers worldwide
- Over $200 million in cash and investments

2002 Network Computing WELL-CONNECTED AWARDS

"Product of the Year" Load Testing Award 2002

INTERNETWEEK LAB TEST

"Best of Breed" Award - Web Site Performance Monitoring 2002

PC MAGAZINE

"Internet Business 100" 2001

Keynote Market Opportunity

$500 Million Managed Services Market by 2004[1]


Keynote
Testing
Benchmarking
APM

[1] Source: RBC Dain Rauscher

Approximately 2,300 Brand Name Customers

Financial Services
- Fidelity Investments
- American Express
- Goldman Sachs
- JPMorganChase
- Morgan Stanley
- Wells Fargo
- Barclays
- E*TRADE

Technology
- IBM
- Dell
- EDS
- Nokia Connecting People
- Yahoo!
- Cisco Systems
- hp invent
- Microsoft

Manufacturing
- GE ge.com
- Peugeot
- Mercedes-Benz
- GM
- Pitney Bowes
- DuPont
- Caterpillar

Retail
- Sears Where else?
- Barnes & Noble.com www.bn.com
- eBay
- Columbia House
- J.Crew
- Staples
- amazon.com

Telecom
- vodafone
- AT&T
- SBC
- Qwest ride the light
- Cable & Wireless

Financial Update

- Fiscal Q1 2003 Financial Results
- Fiscal Q1 2003 Financial Highlights
- Path to Profitability
- Cash flow from Operations
- Capital structure
- Acquisition Strategy
- Strategy for Growth
- Summary

Fiscal Q1 2003 Financial Results

In Thousands, except per share numbers	Quarter Ended 12/31/02	Quarter Ended 9/30/02	Quarter Ended 12/31/01
Total Revenues	$ 9,758	$ 9,668	$ 9,589
Operating Expenses[1]	13,919	66,479[2]	15,895
Operating Loss	(4,161)	(56,811)	(6,306)
Net Income/Loss	(1,997)	(53,876)	(6,163)[3]
Income/Loss Per Share	$ (0.08)	$ (1.93)	$ (0.22)

[1] *Includes amortization of intangible assets and stock-based compensation of $403k, $524k and $299k for 12/02, 9/02 and 12/01 respectively.*

[2] *Includes a lease termination charge of $52.0 million*

[3] *Includes the cumulative effect of a change in accounting principle for the write-down of goodwill of $3.2 million*

Fiscal Q1 2003 Financial Highlights

	12-31-02	9-30-02
Cash and Investments	$203.4 MM	$239.3 MM
Days Sales Outstanding (DSOs)	50 days	45 days
Cash Flow from Operations for three months ended	$602K	$518K
Employee Headcount	207	227

Path to Profitability

(Dollars in Millions)

Fiscal Year 2002 Results

	Q1	Q2	Q3	Q4
Revenue	9.6	9.2	9.5	9.7
Loss[1]	(2.7)	(2.7)	(1.9)	(1.3)

Fiscal Year 2003

	Q1 Actual	Q2 Guidance
Revenue	9.8	9.3 - 9.7
Loss[1]	(1.6)	(2.0)

Management is taking actions to achieve profitability by the fourth quarter of fiscal year 2003 without assuming any growth in revenue.

[1]Loss is GAAP net loss excluding lease termination charge, acquisition related charges, impairment and amortization of intangible assets, stock based compensation, and the cumulative effect of a change in accounting principle.

Cash flow from Operations

Fiscal Year 2002 Actual Results

	Q1	Q2	Q3	Q4
Cash and Short Term Investments	$248.6M	$249.3M	$245.9M	$239.3M
Cash Flow From Operations	$(1.9)M	$2.0M	$469K	$518K

Fiscal Year 2003

	Q1 Actual
Cash and Short Term Investments	$203.4M
Cash Flow From Operations	$602K

Management is taking actions to continue to generate positive cash flow from operations

KEYNOTE

Capital Structure

Stock Repurchase Program Through March 2003

- Dollars utilized for Repurchase: $48.5M
- Shares Repurchased: 6.1M
  - Open Market Purchase: 1.8M
  - Tender offer: 4.3M
- Outstanding Shares: 22.8M

Management is committed to continue to return excess capital to shareholders. We solicit your opinion on this matter.

Acquisition Strategy

Objective: Acquire companies with innovative technology and/or services

Criteria: Deals must be accretive within 3 – 12 months

Completed Deals:

- Velogic (June 2000) – Load Testing
- Red Alert (August 2000) – Web site Monitoring
- Envive (July 2001) – Load Testing
- OnDevice (October 2001) – Wireless Benchmarking
- Net Mechanic (May 2002) – Content Testing
- Enviz (October 2002) – Web Effectiveness Testing

Total cash used for acquisitions: Approximately $20 million

Key Drivers for Growth

- Stabilize and grow our core benchmarking business through new products and increased operational value.
- Develop and / or acquire products that make us more mission-critical to the enterprise.
- Focus the field sales organization to win larger projects among our enterprise customers.
- Leverage partnerships with key outsourcing vendors, consultants and enterprise management software companies.

Summary

- Achieved approximately $2 million per quarter in expense reduction compared to same period a year ago.
- Reduced total operating expenses by approximately 13%, during a period when revenues increased by 2%.
- Generated positive cash flow from operations the last four quarters; trend should continue.
- Assuming no revenue increase, profitability (excluding amortization of intangibles) planned by fourth quarter of its current fiscal year ending September 30, 2003.
- Stabilizing core Web benchmarking revenue; gained excellent traction in growth areas of performance management and testing services.

Keynote Nominees for Board of Directors

- **Umang Gupta**, CEO and Chairman of the Board, Keynote Systems
- **David Cowan**, General Partner, Bessemer Venture Partners
- **Mohan Gyani**, Retired President and CEO, AT&T Wireless Mobility Services
- **Geoff Penney**, EVP and Chief Information Officer, Charles Schwab Corporation
- **Deborah Rieman**, Retired President and CEO, Check Point Software Technologies
- **Stratton Sclavos**, President and CEO, VeriSign, Inc.

Our Directors have breadth and depth of senior-level operating experience at publicly-held companies in diverse industries.

This Board's expertise brings strong leadership to guide Keynote's management in achieving our corporate objectives.

Barington Nominees

- The opposition slate includes a lawyer, a jewelry executive, medical device executive and investment executive. Their biographies do not indicate experience relevant to Keynote's business of Web performance management and testing services.
- Barington states in their preliminary proxy statement its intent to retain Umang Gupta as Chief Executive Officer of the company and as a Director .

Keynote's Proven and Strong Management Team

- Umang Gupta, Chairman and CEO
  - Technology pioneer with over 30 years of experience
- John Flavio, Chief Financial Officer
  - Over 30 years experience in financial and administrative management
- Don Aoki, Vice President of Engineering
  - Over 20 years experience in technology development and management
- Lloyd Taylor, Vice President of Technology & Operations
  - Over 20 years experience in systems architecture and implementation
- Richard Rudolph, Vice President of World Wide Sales
  - Over 15 years experience in sales management
- Arnold Waldstein, Vice President of Marketing & Business Development
  - Over 20 years experience in strategic marketing and product development

KEYNOTE

Keynote 2003 Annual Meeting

- 10:00 am, March 25, San Mateo, CA
- Every vote counts!
- Help us build a great company
- Thank you for your continued support

Keynote Products & Solutions

Keynote Systems Mission Statement

"Our mission is to improve the quality of e-Business worldwide. Our outsourced Internet Performance Management Services enable corporate enterprises to benchmark, test, diagnose and manage their e-Business Systems."

The E-Business Challenge


Customers
Employees
Partners
Vendors
Dialup
VPN
Extranet
Wireless
Distributed Web Content
Ads
Web Services
External Content
Application & Database Servers
BEA WebLogic
IBM Websphere
Oracle
MS SQL
Internal Content
Web Servers
MS IIS
Apache
Sun ONE
Supporting Infrastructure
Routers
Load Balancers
Switches
Gateways

E-Business Performance Testing Challenge

- How to . . . .
  - Realistically simulate a variety of unconstrained user behaviors
  - Accurately measure performance over the Internet
  - Comprehensively test web services and content delivered from multiple locations

An outsourced service approach is required to ensure accuracy and avoid costly mistakes!

E-Business Performance Management and Diagnostics Challenge

- Diagnostics for post-deployment are very different from diagnostics during development
  - Just as many problems occur outside the firewall as inside
  - Many problems are not under the control of a single data center
- No single software solution can diagnose and manage problems across the entire e-business infrastructure

Combined service and software approach is more useful than a software only approach

Keynote: The World's Only "Total Performance Lab" for e-Business

- One-stop performance lab for the Internet and e-business
- Variety of test and measurement systems of increasing complexity and scope
- Focus on cost-effective, hassle-free services that leverage existing enterprise software investments


PET Scan
MRI Scan
Cat Scan
EKG
X-Ray
Blood Test
Complexity/Cost
Precision

Keynote Benchmarking Solutions

- Measure, compare and assure total performance
- Enforce Service Level Agreements
- Detect and diagnose performance problems from "end-user view"
- Accurate, timely, credible data
  - Largest worldwide infrastructure
  - Most representative and accurate measurement technologies
  - Recognized authority on Internet performance

Benchmarking

Web Site Perspective™
Transaction Perspective™
Streaming Perspective™
Consumer Perspective™
Wireless Perspective™
Red Alert™
Vertical Performance Indices


Data Storage
& Visualization
Worldwide Infrastructure
of Synthetic Traffic and
Diagnostic Measurement Agents
T-1
T-3
DSL
Cable

Keynote Testing Solutions

- Highly accurate "wind tunnel" testing from the outside-in
  - Identify performance bottlenecks and capacity constraints
  - Self-service or full-service through highly experienced consultants
- Web Site content and integrity testing pre and post deployment
  - Understand effect of design on performance
  - Enforce standards compliance across the organization
- Web site effectiveness testing
  - Non-intrusively track the behavior of real end-users as they use your site
  - Expert analysis through Keynote consultants and powerful reporting tools

Testing

LoadPro™
Test Perspective™
NetMechanic
WebIntegrity NEW!
WebEffective NEW!


Data Storage
& Visualization
Worldwide Infrastructure
of Load Testing Centers

KEYNOTE

Keynote APM Solutions

- Deliver Total Performance Management of e-Business Systems
- End-to-End Diagnostics
  - Leverage Keynote Partner Diagnostic Tools
  - Correlate Synthetic Measurements with Real End User Measurements
- Monitor, Identify, Diagnose and Repair e-Business Problems Quickly and Accurately

APM Solutions
Keynote Enterprise Perspective

Custom Perspective™
Data Pulse™
Enterprise Adapters™
Keynote Diagnostic Services NEW!
MyKeynote Inside NEW!
Traffic Perspective NEW!


T-1
T-3
DSL
Cable
Switch
Web
Servers
App
Servers
Database

Keynote Partners:
Helping Leverage Keynote Data


EMS Console
CA
Tivoli
HP
Correlation & Root Cause
Panacya
ProactiveNet
Keynote
External Synthetic
Measurements
Keynote
Internal Synthetic
Measurements
T-1
T-3
DSL
Cable
Switch
Web
Servers
App
Servers
Database
Passive
Agents
Adlex
Emissary
System & Service
Level Monitoring
Agilent
NetIQ

Keynote Services at Work: Improving the Quality of e-Business Worldwide

- European Government Agency
- Financial Services
- Retail Stores
- Wireless Services
- Backbone Provider
- Manufacturing Supply Chain
- IT Services Provider
- Systems and Software Company

European Government Agency Success Story

- **Need**
  - Certify that their high-profile database-intensive Web site would be able to handle 1 million visitors per hour upon launch
  - Ability to simulate the dynamic, complex transactions of their visitors
- **Keynote Solution**
  - LoadPro, Keynote's award-winning outsourced load testing service using realistic user arrival modeling and flexible data and path variation capabilities
- **Result**
  - LoadPro tests showed application could only handle 400,000 visitors per hour before poor performance resulted in 25% user abandonment
  - Numerous bottlenecks were identified with both the software and hardware infrastructure
  - Agency decided on a limited launch of site due to the infrastructure costs needed to support 1 million visitors per hour

Financial Services Case Study
Single Operational View of Performance

- **Need**
  - Streamline management of critical e-business applications across multiple business lines and data centers
- **Keynote and CA Unicenter TNG® Solution**
  - Monitor e-business applications at high frequencies from inside and outside the data centers in order to immediately identify problems
  - Integrate Keynote measurements with CA Unicenter's system metrics to triage and diagnose problems
- **Results**
  - Resolved problems faster and improved customer service
  - Provided a single operational view of responsiveness and availability

Retailer Case Study
In-Store Kiosk Performance & Availability

- **Need**
  - Store managers are complaining that in-store Web kiosks are not performing well
  - Determine if complaints have merit and how to improve service if justified
- **Keynote Solution**
  - Placed Keynote Custom Agents in two store locations in different regions with different connectivity
  - Placed Keynote Custom Agent in data center serving kiosk pages
  - All agents measure same pages to determine if issues exist and why
- **Result**
  - Customer was able to identify how retail store frame relay connectivity impacts user experience at kiosks (bandwidth)
  - Customer was able to identify how retail store's geographic proximity to central data center impacts kiosk behavior (latency)
  - Customer is expanding Keynote service to include view from upstream ISP

Wireless Carrier Case Study
Competitive Performance Analysis

- **Need**
  - Understand performance and availability vs. major competitors
- **Keynote Solution**
  - Measured wireless application performance using Kyocera, Nokia, Ericsson and Mitsubishi devices from outside the data center
  - Compared SMS and WAP performance vs. largest competitor in top two markets (Chicago, Dallas)
- **Result**
  - Data was used internally to improve performance and availability of wireless services
  - Promoted coverage and wireless services as competitive differentiator especially in corporate accounts

Backbone Provider Case Study Service Level Enforcement

- **Need**
  - 3rd party monitoring of major service provider's "off-net" SLA commitments
- **Keynote Solution**
  - Custom portal provides real-time Internet Health Report™ that is directly tied to NOC
  - Selected Keynote because of most representative coverage and credibility as The Internet Performance Authority®
- **Results**
  - Proactively addresses performance and availability problems before customers complain
  - Decisive factor in winning new business due to increased SLA compliance
  - Mean Time To Resolve (MTTR) dropped from 3-1/4 hours to under 2 hours

Manufacturer Case Study
Diagnose Poor Online Performance

- **Need**
  - Equipment owners complaining that it takes too long to order spare parts online – need to determine if due to provider or customer infrastructure
- **Keynote Solution**
  - Placed Keynote Custom Agents in two customer locations at mining operations, plus dial-up custom agent for dial-up experience
  - Placed Keynote Custom Agent in data center serving parts order application
  - Same transaction is measured from Custom Agents and Global 35 group
- **Result**
  - Customer was able to quantify the end-user experience from field locations and verify that performance was very slow from some remote locations
  - Customer now understands how application performance with high latency (i.e. satellite) and low bandwidth (i.e. dial-up) connections compare to global high speed Internet connections and intra-data center view

IT Services Provider Case Study Verify 3rd Party Standards Compliance

- **Need**
  - Healthcare and financial clients required IT provider to verify compliance to Web site integrity standards in order to win business
- **Keynote Solution**
  - Placed Keynote Enterprise HTML Toolbox in provider's data center
  - Assessed the integrity of clients' Web sites before, during and after project to demonstrate value of provider's solution
  - Web development team and release managers used tool to test sensitive company data in secure environment throughout workflow process
- **Result**
  - Customer used tool to verify compliance to client standards and win business
  - Customer was able to prove how their services significantly improved overall quality of clients' web sites through before and after assessments
  - Customer saved time and money by streamlining testing process for multiple development teams

Pharmaceutical Company Success Story

- **Need**
  - Understand the business impact of a specific disease and drug site
  - Multi-million dollar campaign to drive people to the site
  - Learn how many plan to request drug from their physician
- **Keynote Solution**
  - WebEffective, Keynote's user experience testing service enables businesses to test and improve the user experience delivered by their Web sites.
- **Results**
  - 7% of visitors (physicians) were using PDAs (Personal Digital Assistants) to access the drug site
    - Need to re-design drug pages (e.g. side effects) for PDAs
  - Majority of visitors only look at either the disease info or the drug info
    - Need to tie the disease and drug content together
  - Most visitors "experience" the page as though they are connected via a 28.8 modem
    - Need to lighten up the size of many of the pages

The Keynote Vision: Improving the Quality of E-Business Worldwide

- Measure and assure the capacity of your web site to effectively respond to traffic — **Ready**
- Measure and optimize the quality of your web site vis a vis performance and content integrity — **Reliable**
- Measure and understand user experience in order to optimize web site effectiveness — **Responsive**

But our Hearing is Even Better than Our Vision!



Participant Information

Each of Keynote's directors is deemed a participant in the Company's solicitation of proxies in connection with the 2003 Annual Meeting. Information regarding the interests of each of these person in the Company's solicitation is contained under the headings "Director Compensation" beginning on page 5 of Keynote's definitive proxy statement, "Security Ownership of Certain Beneficial Owners and Management" beginning on page 16, "Executive Compensation" beginning on page 18 and "Certain Relationships and Related Transactions" beginning on page 24. Keynote will provide additional participant information to its stockholders in a supplemental letter to be filed as definitive additional soliciting materials with the Securities and Exchange Commission in the near future.

On February 27, 2003, the record date for the Annual Meeting, Keynote filed its definitive proxy materials with the Securities and Exchange Commission. Stockholders are urged to read Keynote's definitive proxy materials and any definitive additional soliciting materials that will be filed by Keynote with the Securities and Exchange Commission because they contain important information. Stockholders may obtain for free a copy of these proxy materials and any definitive additional soliciting materials that will be filed by Keynote at the website of the Securities and Exchange Commission at www.sec.gov. Once available, these documents may also be obtained for free in the Investors section of Keynote's website at www.keynote.com or by calling MacKenzie Partners, Inc.

KEYNOTE®
The Internet Performance Authority